                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) September 19, 1996
                                                 ------------------

                   Orchard Supply Hardware Stores Corporation
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             (Exact name of registrant as specified in its charter)



         Delaware               0-21182                    4214109
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     (State or other          (Commission              (I.R.S. Employer
      jurisdiction            File Number)            Identification No.)
    of incorporation)



   6450 Via Del Oro       San Jose, California           95119
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         (Address of principal executive offices)      (Zip Code)



Registrant's telephone number, including area code   (408) 281-3500
                                                   -----------------------------

                                      N/A
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         (Former name or former address, if changed since last report.)



                                                               Page 1 of 4 Pages
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ITEM 1(A).  CHANGES IN CONTROL OF REGISTRANT.


          Pursuant to an Agreement and Plan of Merger (the "Merger Agreement") by and among Orchard Supply Hardware Stores Corporation, a Delaware corporation (the "Registrant"), Grove Acquisition Corp., a Delaware corporation (the "Purchaser"), a wholly owned subsidiary of Sears, Roebuck and Co., a New York corporation (the "Parent") and the Parent, dated as of August 14, 1996, a change of control of the Registrant occurred on September 19, 1996. On that date, the Purchaser accepted for payment approximately 8,705,203 shares of the Registrant's common stock (the "Common Stock"), including 766,969 shares tendered by guaranteed delivery, representing approximately 98.67% of the Common Stock outstanding, at $35.00 per share, net to the seller in cash. The Merger Agreement is attached as Exhibit 2.1 hereto and is hereby incorporated by
                         -----------
reference herein.

          The Merger Agreement contemplates that promptly upon the purchase by the Purchaser of the Common Stock, and from time to time thereafter, the Purchaser shall be entitled to designate up to such number of directors (the "Purchaser's Designees"), rounded up to the next whole number, on the Registrant's Board of Directors (the "Board") as shall give the Purchaser representation equal to the product of the total number of directors on the Board multiplied by the percentage, as expressed as a decimal, that the aggregate number of shares of Common Stock beneficially owned by the Purchaser or any affiliate of the Purchaser following such purchase bears to the total number of shares of Common Stock then outstanding, and the Registrant shall, at such time and promptly take all actions necessary to cause the Purchaser's Designees to be elected as directors of the Company, including increasing the size of the Board or securing the resignations of incumbent directors, or both.

          According to the Offer to Purchase filed by the Purchaser and Parent as Exhibit (a)(1) to Schedule 14D-1 and Schedule 13D, dated August 21, 1996, the Purchaser acquired the funds requisite for the offer from the Parent, which provided such funds from its general corporate funds. The Offer to Purchase is attached as Exhibit 2.2 hereto and is hereby incorporated by reference herein.
            -----------

                                      2.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ORCHARD SUPPLY HARDWARE
                                     STORES CORPORATION


Dated:  September 19, 1996           By: /s/ STEPHEN M. HILBERG
                                        ------------------------------------
                                         Stephen M. Hilberg
                                         Senior Vice President and
                                         Chief Financial Officer


                                      3.
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                                 EXHIBIT INDEX

Exhibit     Description of                                              Page
            Exhibit                                                     Number
- -------     -----------------                                           ------
2.1         Agreement and Plan of Merger, by and among Orchard Supply
            Hardware Stores Corporation, Grove Acquisition Corp., and
            Sears, Roebuck and Co., dated as of August 14, 1996./*/

2.2 Offer to Purchase, by Grove Acquisition Corp., a wholly owned subsidiary of Sears, Roebuck and Co., dated August
            21, 1996./**/

2.3         Stockholder Tender and Option Agreement, dated August 14,
            1996, by and among Grove Acquisition Corp., Sears,
            Roebuck and Co., Orchard Supply Hardware Stores
            Corporation, FS Equity Partners II, L.P., FS Equity
            Partners III, L.P. and FS Equity Partners International,
            L.P./+/

2.4 Notice and Agreement Regarding Conversion and Tender, dated as of August 14, 1996, by and among Orchard Supply
            Hardware Stores Corporation, Sears, Roebuck and Co., FS
            Equity Partners III, L.P., FS Equity Partners International,
            L.P. and ChaseMellon Shareholder Services, L.L.C./++/

================================================================================
  /*/   Previously filed with the Securities and Exchange Commission as Exhibit
1 to Schedule 14D-9 filed by Orchard Supply Hardware Stores Corporation, dated August 21, 1996. The Agreement and Plan of Merger is hereby incorporated by reference herein.

  /**/  Previously filed with the Securities and Exchange Commission as Exhibit
(a)(1) to Schedule 14D-1 and Schedule 13D filed by Sears, Roebuck and Co. and Grove Acquisition Corp., dated August 21, 1996. The Offer to Purchase is hereby incorporated by reference herein.

  /+/   Previously filed with the Securities and Exchange Commission as Exhibit
2 to Schedule 14D-9 filed by Orchard Supply Hardware Stores Corporation, dated August 21, 1996. The Stockholder Tender and Option Agreement is hereby incorporated by reference herein.

  /++/ Previously filed with the Securities and Exchange Commission as Exhibit 10 to Schedule 14D-9 filed by Orchard Supply Hardware Stores Corporation, dated August 21, 1996. The Notice and Agreement Regarding Conversion and Tender is hereby incorporated by reference herein.


                                      4.